EXHIBIT 32.1

                            ELINE ENTERTAINMENT, INC.

                           SECTION 1350 CERTIFICATIONS

                            CERTIFICATION PURSUANT TO
                      SECTION 1350, CHAPTER 63 OF TITLE 18
                           OF THE UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-QSB Amendment No. 1 of Eline Entertainment Group, Inc. (the "Company") for the period ended April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry A. Rothman, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         Date:  June 14, 2006


         /s/ BARRY A. ROTHMAN
         --------------------
         Barry A. Rothman
         Chief Executive and Financial Officer